SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  February 9, 2004

                   Comtex News Network, Inc.
     (Exact name of registrant as specified in its charter)

    Delaware                       0-10541            13-3055012
(State or other jurisdiction  (SEC File Number)  (I.R.S. Employer
  of incorporation)                               Identification No.)


Registrant's telephone number, including area code:    (703) 820-2000


                         Not Applicable
 (Former name or former address, if changed since last report)

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Item 5.   Other Events and Regulation FD Disclosure.

     On February 9, 2004, Comtex News Network, Inc. (the "Company") issued a press release announcing the election of C.W. Gilluly as Chairman and his appointment as Interim Chief Executive Officer. The Company also announced the election of Pieter VanBennekom as a Director. The Company's press release is attached hereto as Exhibit 99.


Item 7.        Financial Statements and Exhibits


  Exhibit No.      Description

     99            Press Release issued by Comtex News Network, Inc. on
                   February 9, 2004.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COMTEX NEWS NETWORK, INC.


DATE:  February 10, 2004           By:  /s/ C.W. Gilluly
                                   C.W. Gilluly
                                   Chairman and Interim
                                    Chief Executive Officer
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